Exhibit 10.5
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

AMENDMENT SIX

TO PRODUCT PURCHASE AGREEMENT NO. PR002542-060507

This Amendment Six to the Product Purchase Agreement No. PR002542-060507 ("PPA") dated September 10, 2007, (the "Amendment Six") dated March 31, 2009, (the "Amendment Six Effective Date") is between DOT HILL SYSTEMS CORP. ("DOT HILL"), a Delaware corporation, with offices at 2200 Faraday Avenue, Suite 100, Carlsbad, CA 92008, and Hewlett-Packard Company ("HP"), a Delaware corporation, with offices at 3000 Hanover Street, Palo Alto, California 94304. DOT HILL and HP may be referred to individually as a "Party" and collectively as "Parties."

WHEREAS, DOT HILL and HP have entered into the PPA including all exhibits and amendments thereto, (collectively, the "Agreement"), whereby DOT HILL authorized HP to distribute and promote certain products and services pursuant to the terms and conditions contained therein;

WHEREAS, DOT HILL and HP each desires to amend the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

TERMS

1.	§22.16 The following paragraph shall be added as a new Section 22.16 to the Agreement:

"§22.16. AMD Chip […***…]. Around March 2008, Supplier […***…]. Supplier agrees that HP's liability for any excess inventory of the […***…] as they relate to the […***…] shall be limited to HP's forecasted amount of Product that use the […***…] for the next […***…] as of the then-current date and as per the then-current forecast. HP shall have no additional liability with respect to the […***…] as they relate to the […***…]. Notwithstanding the foregoing, Supplier shall have mitigation obligations, as set forth in the Agreement, with respect to the […***…] liability.

2.	Exhibit (B) (Product Description and Specifications) attached to the Agreement shall be amended by inclusion at the end of the current Exhibit (B) Exhibit (B-6) attached hereto.

3.	Exhibit (E) (Pricing) attached to the Agreement shall be amended by inclusion at the end of the current Exhibit (E) Exhibit (E-6) attached hereto.

4.	Exhibit (I) (Manufacturing Rights) attached to the Agreement is hereby replaced in its entirety with Exhibit (I) attached hereto.

*** Confidential Treatment Requested

Exhibit 10.5

1.	Exhibit (K-1) (Technical Support and Maintenance Requirements) attached to the Agreement is hereby replaced in its entirety with Exhibit (K-1B) attached hereto.

2.	Exhibit (M) (Flexibility Agreement) attached to the Agreement is hereby replaced in its entirety with Exhibit (M) attached hereto.

3.	Exhibit (N) (Quality and Compensation Exhibit) attached to the Agreement is hereby replaced in its entirety with Exhibit (N) attached hereto.

4.	Exhibit (U) (Training) attached hereto is hereby included in its entirety in the Agreement.

5.	Exhibit (X) (EMR) attached hereto is hereby included in its entirety in the Agreement.

Except as expressly set forth herein, all other terms and conditions of the Agreement shall continue in full force and effect. Capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment Six to be executed by their duly authorized representatives on the dates indicated below.

	DOT HILL SYSTEMS CORP.		HEWLETT-PACKARD COMPANY
By:	/s/ Dana W. Kammersgard	By:	/s/ Richard Gentilini
Name:	Dana W. Kammersgard	Name:	Richard Gentilini
Title:	CEO	Title:	Director, SWD Global Procurement
Date:	4-02-09	Date:	6-10-09

Exhibit 10.5

EXHIBIT (B-6)

ADDITIONAL PRODUCT DESCRIPTION AND SPECIFICATIONS

The following statements of work ("SOWs") have been signed and finalized, and contain applicable Product descriptions and specifications. These SOWs are made a part hereof by reference.

1)	[…***…].

2)	[…***…].

3)	[…***…].

4)	[…***…].

The parties agree to further amend this Exhibit for existing and/or follow on products as needed and as mutually agreed upon. As Statements of Work are finalized, they will be added to this Exhibit.

Detailed listings of Products with Product Numbers are set forth in the various pricing tables which have been attached to this Agreement as exhibits.

This Exhibit in no way alters or nullifies Amendment Three to the Product Purchase Agreement, effective August 25, 2008, which remains in full force and effect. The failure to list a SOW on this Exhibit, or anywhere else in the Agreement, does not in any way change the fact that all purchases by HP and its Eligible Purchasers from Supplier shall be governed by the terms of this Agreement, whether or not set forth in an Exhibit to this Agreement.

*** Confidential Treatment Requested

Exhibit 10.5

EXHIBIT (E-6)

[…***…] PRICING AND […***…] PRICING

[…***…]

HP PN	Description	CY Q1 '09	CY Q2 '09	CY Q3 '09	CY Q4 '09
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]

HP PN	Description	CY Q1 '09	CY Q2 '09	CY Q3 '09	CY Q4 '09
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

*** Confidential Treatment Requested

Exhibit 10.5

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]:
[…***…]

[…***…]

*** Confidential Treatment Requested

Exhibit 10.5

EXHIBIT (I)

DISCONTINUANCE OF PRODUCT AND MANUFACTURING RIGHTS

1.	Discontinuance of Product.

1.1
Lifetime Buy Rights.    Unless otherwise agreed, Supplier may discontinue the manufacture or supply of any Product no earlier than […***…] after date of first Delivery to HP of the Product. If thereafter Supplier determines to discontinue the manufacture or supply of the Product (a "Discontinued Product"), Supplier will give written notice to HP no less than […***…] in advance of the last date the Discontinued Product can be ordered (the "Notice Period"). During the Notice Period, HP may (1) purchase from Supplier a commercially reasonable quantity of the Discontinued Product under the terms of this Exhibit I, and (2) manufacture and/or Support the Discontinued Product under the manufacturing rights granted in Section 1.3 of this Exhibit I.

1.2
Survival of Lifetime Buy Rights. Supplier's obligations to provide lifetime buy rights as set forth in Section 1.1 […***…] will continue and survive expiration or any termination of the Agreement for […***…] after expiration or any termination of this Agreement, except for instances where HP terminates for convenience in which case they will not survive. To be clear, the non-survival of the rights described here shall not affect any other rights that do survive termination of this Agreement even if based on HP's convenience such as, but not limited to, Supplier's obligation to provide Support and Spares after termination as described in Section 11.3 and Exhibit K. Notwithstanding any expiration or termination of this Agreement, Supplier may, at its discretion, provide lifetime buy rights as set forth in Section 1.1 for more than […***…] following any such expiration or termination.

1.3	[…***…].

1.3.1	[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

1.3.2	[…***…].

1.3.3	[…***…].

1.4
Supplier acknowledges that its obligations under Exhibit K, to provide Spares and associated services to repair in and out of warranty Spares, are not changed by this Exhibit I and that Supplier will continue to provide such Spares and services for Products sold to HP by Supplier (but not for Products that HP makes or has made for it under HP's right to manufacture) at pricing and for the Term of Availability agreed in Exhibit K.

*** Confidential Treatment Requested

Exhibit 10.5

EXHIBIT (K1-6)

TECHNICAL SUPPORT AND MAINTENANCE REQUIREMENTS

1	DEFINITIONS

In addition to the definitions set forth in the Agreement to which this exhibit is appended, the words below shall have the following meaning ascribed to them for the purposes of this Exhibit. In the event there is a conflict of terms or definitions between the Agreement and this Exhibit, the terms contained herein shall have precedence only as they pertain to this Exhibit.

1.1	"Action Plan" means […***…].

1.2	"Current Version" means that version of the Software which is currently qualified by HP and in production and generally available to Customers. Examples: […***…].

1.3	"HP Customer" means the entity to which Hewlett-Packard is obligated to provide Services for Product(s) under Service Agreement(s).

1.4	"Level 1 Support" […***…]. Elevate to Level 2 as appropriate.

1.5	"Level 2 Support" […***…]. Elevate to Level 3 as appropriate.

1.6	"Level 3 Support" […***…]. Elevate to Supplier as needed for assistance.

1.7	"Level 4 Support" […***…].

1.8	"Media" means material that is electronically encoded with the Software(s) binary data, Documentation and/or technical product information.

1.9	"Prior Version" means that HP qualified release of the Software that is one version (major or minor) removed from the Current Version. Examples: […***…].

*** Confidential Treatment Requested

Exhibit 10.5

1.10	"Problem" means […***…].

1.11	"Problem Resolution" means, […***…]:

1.11.1	[…***…]; or

1.11.2	[…***…]; or

1.11.3	[…***…]; or

1.11.4	[…***…]; or

1.11.5	[…***…]; or

1.11.6	[…***…]; or

1.11.7	[…***…]; or

1.11.8	[…***…]; or

1.11.9	[…***…]; or

1.11.10	[…***…], or

1.11.11	[…***…].

1.12	"Software Information" means, […***…].

1.13	"Supplier" shall include, when applicable, […***…].

*** Confidential Treatment Requested

Exhibit 10.5

1.14	"Regions" means the three (3) groupings of countries where Hewlett-Packard does business (Americas, EMEA - Europe/Mid East/Africa, and AP/J - Asia Pacific/Japan).

1.15	"Revision" means any correction, modification, maintenance release, patch, bug fix, update, Upgrades, enhancement or new Version of the Software or Hardware.

1.16	"HP Services" means all services as provided by Hewlett-Packard Technology Services to its Customers under an HP Service Agreement related to the Products.

1.17	"HP Service Agreement(s)" means agreements between Hewlett-Packard and Customers for telephone support, rights to new Versions, and Update Services.

1.18	"Service Implementation Plan (SIP)" means […***…].

1.19	"Survival Period" means […***…].

1.20	"Update" means any new Version of the Software or Hardware.

1.21	"Version" means that software release identification scheme generally in the form of X.YY where X represents a major release or base level version, and YY represents a minor release level.

2	Severity Definitions and Response Requirements

Service requests to Supplier made by Hewlett-Packard will be handled in accordance with the following procedures and as may otherwise be specified in the Agreement. Hewlett-Packard will provide […***…] and Supplier shall provide […***…].
Table 1 to this Exhibit summarizes the response requirements […***…].
When Hewlett-Packard requires backup support from Supplier, Hewlett-Packard will contact Supplier's service delivery organization that will accept responsibility for handling the call […***…]. For the purposes of this exhibit, […***…].

2.1	Severity 1 Definition

A Severity 1 problem […***…].

1.1.1	[…***…]

[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

1.1.2	[…***…]

[…***…].

2.2	Severity 2 Definition

A Severity 2 problem is […***…].

2.2.1	[…***…]
[…***…].

2.2.2	[…***…]
[…***…].

2.3	Severity 3 Definition

A Severity 3 problem is […***…].

2.3.1	[…***…]

[…***…].

2.3.2	[…***…]

[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

2.4	Severity Level 4 Definition

"Severity 4" will be […***…].

2.4.1	[…***…]

[…***…].

2.4.2	[…***…]

[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

Table 1

Hewlett-Packard/Supplier Response Requirements

Severity Level	Supplier Response Requirements	Joint Action Plan	Status Updates	Interim Fix Target*	Resolution Target*	Level of Effort
1	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
2	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
3	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
4	[…***…]			[…***…]	[…***…]	[…***…]
*- […***…].

3	Additional Support

3.1	Contact Information.

Supplier will provide Supplier's point(s) of contact for Technical Support to HP as soon as practicable, but not more than […***…] following the signing of this Agreement.

3.2	Product Materials.

Supplier will provide materials, including documentation, illustrations, and engineering updates/changes for the HP Product, as mutually agreed upon by the parties. Supplier will provide these changes in a format mutually agreed upon by the parties.

*** Confidential Treatment Requested

Exhibit 10.5

3.3	Prompt Provision of Updates.

3.3.1
Subject to HP approval, Supplier will provide updates/replacements for Software/Hardware, Maintenance Code, Documentation and Support Tools if Supplier (i) implements updates/replacements for its own similar products or (ii) if required to resolve Software and Hardware defects and keep Products current and functioning.

3.3.2
General Support. Subject to HP approval, Supplier will provide (i) updates to Support Tools, (ii) new Support Tools, and (iii) access to technical bulletins, documentation, products fixes/enhancements and the like. HP will have global access to any online resources available to Supplier's own support organization.

3.4	Software Support.

Supplier will support the Current Version of Software, […***…].

3.5	Training.

Supplier will provide […***…].

3.6	Failure Analysis.

Supplier will provide technical support for failure analysis […***…].

3.7	HDD Support.

Supplier agrees to provide Level 4 support, as defined in this exhibit, for all hard disk drive (HDD) assemblies (including sleds and dongles) mutually approved for use in the enclosure products identified in exhibit B-6 but only in the following, limited manner: Supplier agrees to identify and resolve all quality and technical support issues related to the interoperability of the enclosure firmware and the qualified HDD assembly (including sleds and dongles) and HDD FW, including qualification and testing, as required, for those HDD assemblies that have been mutually approved for use. Supplier shall have no support responsibilities with respect to the HDDs or the proper integration of the HDDs with the Products other than as aforementioned. Additionally Supplier agrees to identify and communicate any HDD hardware or other functional problems to HP so that HP may work with suppliers to help resolve the issue.

*** Confidential Treatment Requested

Exhibit 10.5

EXHIBIT M

TO PRODUCT PURCHASE AGREEMENT NO. PR002542-060507
BETWEEN HP AND DOT HILL SYSTEMS CORP.
DATED SEPTEMBER 10 2007

ASSURANCE OF SUPPLY AND FLEXIBILITY AGREEMENT

I. Assurance of Supply Agreement. […***…]:

1.	[…***…].

a.	[…***…].

b.	[…***…]:

i.	[…***…]; and

ii.	[…***…]; and

iii.	[…***…].

c.	[…***…].

d.	[…***…].

e.	[…***…].

f.	[…***…]

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

g.	[…***…].

2.	Supplier Proposed Manufacturing Changes. […***…]:

a.	[…***…];

b.	[…***…];

c.	[…***…];

d.	[…***…].

3.	Notice of Proposed Manufacturing Change. […***…].

a.	[…***…]:

i.	[…***…];

ii.	[…***…];

iii.	[…***…];

iv.	[…***…]; or

v.	[…***…],

[…***…]

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

b.	[…***…].

c.	[…***…].

d.	[…***…].

e.	[…***…].

f.	[…***…].

4.	Urgent Manufacturing Changes. […***…].

5.	Damages for Non-Delivery
[…***…]

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

6.	Assurance of Supply Recognition. […***…].

II.    Flexibility Agreement. […***…].

[…***…]:

1.	Liability period. […***…].

2.	HP Liability. […***…]:

a.	[…***…];

b.	[…***…];

c.	[…***…];

d.	[…***…];

e.	[…***…]; and

g.	[…***…]

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

[…***…].

3.
Supplier Flexibility. Supplier shall develop and implement internal processes to provide HP maximum flexibility and shall use reasonable efforts to maintain supply as set forth in the table below. The table below sets forth operating guidelines and is not a table of liability. HP's maximum percentage increase is not cumulative.

Number of calendar days prior to scheduled demand dates	HP's maximum % increase (Upside flexibility). Percentage refers to % of forecast for time period	HP's maximum% decrease	Comments

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]

a.	[…***…].

b.	[…***…].

c.	[…***…].

4.	Supplier Managed Inventory.

*** Confidential Treatment Requested

Exhibit 10.5

a.	[…***…].

b.	[…***…].

c.	[…***…]:

i)	[…***…];

ii)	[…***…].

[…***…].

d.	[…***…]

i)	[…***…].

ii)	[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

EXHIBIT (N)

QUALITY AND COMPENSATION

1.
Purpose of this Exhibit. Supplier's obligations under Section 7 (Warranties) ofthe Agreement to provide defect-free, conforming products to HP are primary and material obligations of Supplier, and are not in any way changed by this Exhibit N. The purpose of this Exhibit is to set forth HP requirements for compensation and additional corrective actions by Supplier in the event of failure of Product to conform to Section 7 (Warranties) as more fully described herein. The rights, remedies and obligations set forth in this Exhibit are in addition to, and are intended to supplement rights, remedies and obligations specified elsewhere in the Agreement and/or its Exhibits. Definitions for capitalized terms used in this Exhibit are to be found either where used in this Exhibit or in Section 6 of this Exhibit.

2.	Epidemic Failure. For a period of […***…] after Delivery, Supplier represents and warrants all Products against Epidemic Failure.

2.1	"Epidemic Failure" means, […***…]:

2.1.1	[…***…];

2.1.2	[…***…];

2.1.3	[…***…], or;

2.1.4	[…***…].

2.2	Any failure of Product to conform to Section 7 (Warranties) constitutes an occurrence for purposes of calculating Epidemic Failure.

*** Confidential Treatment Requested

Exhibit 10.5

2.3
If HP determines that an Epidemic Failure may occur, HP may require Supplier to provide additional engineering and technical services and take other appropriate action at Supplier's expense to prevent any such occurrence and mitigate foreseeable consequences.

2.4
Epidemic Failure Process. In the event HP or Supplier determines that there has been an Epidemic Failure, notice shall immediately be provided to the other party to resolve such situation, which shall at a minimum include the remedies set forth in this Exhibit. Supplier will provide HP a preliminary root cause analysis and proposed corrective action plan. HP will make available such information and assistance as may reasonably be required for Supplier to conduct its root cause analysis and propose corrective action.

2.5
Epidemic Failure Remedies. After joint review of all root cause analyses and the applicable corrective action plan ([…***…]), HP may determine, in its sole discretion, that the Epidemic Failure necessitates any individual action, or combination of, the following actions:

2.5.1	[…***…];

2.5.2	[…***…];

2.5.3	[…***…]; and/or

2.5.4	[…***…].

2.6.
HP may return affected Product to Supplier for correction, or HP may repair, rework or replace affected Product in the field, including affected Product in its reseller inventory and installed base. Supplier will provide credit, reshipment of corrected affected Product and/or replacement as indicated by HP. Within […***…] days after completion of all recalls or retrofits, Supplier will reimburse […***…] HP's actual out-of pocket losses, liabilities, costs and expenses reasonably incurred in responding to the Epidemic Failure, including, but not limited to, costs of any improvement or switch-over program, expenses of third parties and notification costs and return costs, cost of field recall, freight, labor cost, and rework; provided that HP will use commercially reasonable efforts to mitigate to the maximum extent feasible.

3.
Field Failure Metrics, Targets and Limits. To ensure that HP quality requirements are met, Supplier agrees to […***…] comply with the applicable Failure Rate Metrics, Targets and Limits set forth in Table 1. HP may reasonably revise the Targets and Limits set forth in Table 1 annually.

*** Confidential Treatment Requested

Exhibit 10.5

Table 1: Failure Rate Metric Targets & Limits

Metric	Target	Limit
[…***…]	[…***…]	[…***…]

3.1	[…***…].

4.
DOA Process: DOA. Using the RMA Process mutually agreed by the parties, HP may return to Supplier for credit any proven Dead on Arrival (DOA) units within the first […***…] after Delivery to HP. DOA units returned to Supplier from HP distribution centers will be returned via Supplier's specified carrier at Supplier's expense. A DOA is defined as one or more of the following issues: Wrong part in box, missing parts, physical damage incurred prior to Delivery, or non functional at installation. For units that suffer from one or more of these issues prior to […***…], but that are past the

[…***…] DOA period, Supplier will use commercially reasonable efforts, on a case by case basis, to have its contract manufacturer treat such units as DOA.

4.
Engineering and Technical Services. Supplier shall provide engineering and technical services on a continuous basis in order to maintain Failure rates within the agreed upon Field Failure Metric Limits.

*** Confidential Treatment Requested

Exhibit 10.5

5.	Corrective Action Plan and Compensation to HP.

5.1
Corrective Action Plan. Whenever the Field Failure Metric Targets or Limits are exceeded, Supplier will develop and take all actions necessary to implement a reasonable Corrective Action Plan as set forth in this Exhibit and as may be more fully detailed in the applicable commodity quality plan, if any.

5.2	Compensation. Supplier will […***…].

5.3	[…***…]. Notwithstanding anything herein to the contrary, if a failure of Products constitutes both an Epidemic Failure described in section 2 and […***…].

6.
Catastrophic Failure. HP reserves the right to implement a corrective action with Supplier in the event failure rates or specific failure occurrences indicate a potential Catastrophic Failure but have not yet met AFR or Epidemic Failure percentages. HP agrees to use reasonable efforts to mitigate the cost of the correction action.

7.
Unplanned Firmware Upgrades. In the event it is determined an unplanned firmware upgrade is needed to resolve an existing quality issue, and such upgrade is not part of the HP standard upgrade process, the Supplier shall bear the full costs of implementing such upgrade(s).

8.
HDD Sled Assembly (without HDD) and Dongle Boards. Supplier will warrant sled assemblies and dongle boards per the Terms of the Agreement and this Exhibit N. Upon request, Supplier will provide to HP manufacturing yield and quality data for the sled assemblies and dongle boards. Dot Hill may also be asked to provide failure analysis and technical support if required to support an HP factory or field quality issue. ·

9.	Definitions. In addition to terms defined where used in the body of this Exhibit, the following capitalized terms shall have the meanings set forth below when used in this Exhibit:

*** Confidential Treatment Requested

Exhibit 10.5

AFR. "AFR" means […***…].

[…***…]

[…***…]
[…***…]

ARR. For the purpose of this exhibit, ARR means […***…].

[…***…].
[…***…].

[…***…]

[…***…]
[…***…]

Catastrophic Failures. Catastrophic Failures include but are not limited to […***…].

CCFR. For the purpose of this exhibit, CCFR means […***…].

[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

[…***…].

[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
Corrective Action Plan. This term refers to an HP-approved plan developed by Supplier to remedy a Failure. […***…].

Eligible Purchasers. This term shall have the same meaning as it does in the Agreement to which this Exhibit attached; except, however, that […***…].

Failure. A Failure is […***…]

*** Confidential Treatment Requested

Exhibit 10.5

[…***…].

[…***…].

[…***…].

Product Recall. The term "Product Recall" means […***…].

Service Return. This term means […***…].

*** Confidential Treatment Requested

Exhibit 10.5

EXHIBIT (U)

TRAINING

1.	Technical Training. […***…].

2.	Presales Training. […***…].

3.	HP's Rights in Training Classes and Materials. […***…].

4.	[…***…].

*** Confidential Treatment Requested

Exhibit 10.5

Exhibit X

Equipment Management and Remarketing

1.	Definitions. The following terms will have the meanings specified below:

a.	"EMR" shall mean […***…].

b.	"Refurbish" or "Refurbishment" is defined to mean […***…].

c.	"Qualified Supplier Components" is defined as […***…].

2.	Support. Supplier hereby agrees to the following:

A.	[…***…].

B.	[…***…].

*** Confidential Treatment Requested